EXECUTION VERSION

NINTH AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS NINTH AMENDMENT TO SECOND AMENDED & RESTATED CREDIT AGREEMENT (the “Amendment”) is made and entered into as of this 30th day of April, 2013, by and between WEYCO GROUP, INC., a Wisconsin corporation (the “Borrower”) and BMO HARRIS BANK N.A., successor in interest to M&I Marshall & Ilsley Bank (the “Bank”). All terms not otherwise defined herein shall have the meaning assigned to such terms in the Second Amended and Restated Credit Agreement by and between the Borrower and the Bank, dated as of April 28, 2006, as amended by that certain First Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2007, as amended by that certain Second Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2008, as amended by that Third Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2009, as amended by that Fourth Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2010, as amended by that Fifth Amendment to Second Amended & Restated Credit Agreement dated as of April 7, 2011, as amended by that Sixth Amendment to Second Amended & Restated Credit Agreement dated as of July 22, 2011, as amended by that Seventh Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2012, as amended by that Eighth Amendment to Second Amended & Restated Credit Agreement dated as of November 2, 2012 and as may be further amended, restated or otherwise modified from time to time (the “Agreement”).

RECITALS

The Borrower has requested that the Bank extend the maturity of the Revolving Line of Credit. The Bank has agreed to such extension, subject to the other terms and conditions contained herein.

AGREEMENT

Now, therefore, the parties hereto agree as follows:

1.            Amendment to Definitions.

(a)        The definition for “Revolving Loan Maturity Date” is amended by replacing the date of “April 30, 2013” with the date “April 30, 2014.”

2.            Amendment to Section 5.1(d)(iv). Section 5.1(d)(iv) is amended by replacing the amount of “Three Million Dollars ($3,000,000)” therein with the amount of “Six Million Dollars ($6,000,000).

3.            Conditions Precedent. This Amendment shall become effective upon satisfaction of the conditions set forth in subsections 3(b) and 3(c), below, and receipt by Bank of the items set forth in subsections 3(a) below:

(a)        Two (2) copies of this Amendment duly executed by the Borrower and Bank.

(b)        The representations and warranties made by the Borrower herein, in any of the Credit Documents, or in any certificate, document, financial statement or other statement delivered hereunder are true as of the date hereof.

(c)        No Default or Event of Default has occurred and remains uncured as of the effective date hereof nor will occur upon the consummation of the transactions contemplated herein.

4.            Miscellaneous.

(a)        As provided in Subsection 10.1(f) of the Agreement, the Borrower shall pay or reimburse the Bank for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, including the fees and disbursements of counsel to the Bank, for the preparation hereof and expenses incurred in connection herewith.

(b)        After the date of this Amendment, each reference in the Agreement to “this Agreement” and each reference in each of the Credit Documents to the “Credit Agreement” shall be deemed a reference to the Agreement as amended by this Amendment.

(c)        This Amendment is being delivered and is intended to be performed in the State of Wisconsin and shall be construed and enforced in accordance with the laws of Wisconsin without regard for the principals of conflicts of law.

(d)        Except as expressly modified or amended herein, the Agreement shall continue in effect and shall continue to bind the parties hereto. This Amendment is limited to the terms and conditions hereof and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement.

(e)        This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[The remainder of this page is left intentionally blank.

Counterpart signature pages to follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment to Second Amended and Restated Credit Agreement, to be effective as of the date first written above.

BORROWER:

WEYCO GROUP, INC., a Wisconsin corporation

By:	/s/ John Wittkowske
John Wittkowske, Senior Vice President & CFO

Ninth Amendment Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment to Second Amended and Restated Credit Agreement, to be effective as of the date first written above.

BANK:

BMO HARRIS BANK N.A.,
successor in interest to M&I Marshall & Ilsley Bank

By:	/s/ Ronald J. Carey
Ronald J. Carey, Sr. Vice President

By:	/s/ David A. Anderson
David A. Anderson, Sr. Vice President

Ninth Amendment Signature Page